VOYA MUTUAL FUNDS Voya Global Bond Fund (the "Fund")

Supplement dated August 20, 2020

to the Fund's Class A, Class C, Class I, Class P, Class R, Class R6, Class T and

Class W shares Prospectus dated February 28, 2020

(the "Prospectus")

On May 14, 2020, the Board of Trustees of Voya Mutual Funds approved modification to the contingent deferred sales charge ("CDSC") schedule for the Fund's Class A shares, increasing the Class A CDSC holding period from 6 months to 12 months effective July 31, 2020.

Effective immediately, the Fund's Prospectus is revised as follows:

1.Footnote 1 following the table in the sub-section entitled "Fees and Expenses of the Fund – Annual Fund Operating Expenses" of the Fund's Prospectus is deleted in its entirety and replaced with the following:

1.A contingent deferred sales charge applies to shares purchased without an initial sales charge, as part of an investment of $500,000 or more, and redeemed within 12 months of purchase.

2.The line item entitled "Contingent Deferred Sales Charge" in the table of the subsection entitled "Classes of Shares – Choosing a Share Class – Class A" of the Fund's Prospectus is deleted in its entirety and replaced with the following:

Contingent Deferred Sales Charge	None (except that with respect to purchases
of $1 million or more ($500,000 or more for
Voya Global Bond Fund) for which the initial
sales charge was waived, a charge of 1.00%
	applies	to redemptions made within 18
	months	(12 months for Voya Global Bond
Fund))1

3.Footnote 1 to the table in the sub-section entitled "Classes of Shares – Choosing a Share Class" of the Fund's Prospectus is deleted in its entirety and replaced with the following:

1.A contingent deferred sales charge applies to shares purchased without an initial sales charge, as part of an investment of $1 million or more ($500,000 or more for Voya Global Bond Fund), and redeemed within 18 months of purchase (12 months of purchase for Voya Global Bond Fund). For shares of Voya Global Bond Fund purchased prior to August 3, 2020 without an initial sales charge, as part of an investment of $500,000 or more, a contingent deferred sales charge applies if redeemed within 6 months of purchase.

4.The sub-section entitled "Sales Charges – Class A Shares - Contingent Deferred Sales Charges ("CDSCs") - Class A Shares – Investments of $500,000 or More" of the Fund's Prospectus is deleted in its entirety and replaced with the following:

Investments of $500,000 or More. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more ($500,000 or more for Voya Global Bond Fund). However, these shares will be subject to a 1.00% CDSC if they are redeemed within 18 months of purchase (12 months of purchase for Voya Global Bond Fund).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE